SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 13, 2006

CLARKSTON FINANCIAL CORPORATION
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	333-63685 (Commission File Number)	38-3412321 (IRS Employer Identification No.)

6600 Highland Road, Suite 24 Waterford, Michigan (Address of principal executive office)	48327 (Zip Code)

Registrant’s telephone number,
including area code: (248) 625-8585

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01      Other Event

        On September 13, 2006, Clarkston State Bank, the wholly-owned subsidiary of Clarkston Financial Corporation, issued a press release announcing that Donald M. Bolton had joined the organization as Senior Vice President for Commercial Lending and Cynthia A. Fraga had been appointed as Clarkston Financial Corporation’s Chief Credit Officer. Previously Mr. Bolton served as Vice President Commercial Banking for Independent Bank—East Michigan. Ms. Fraga previously served as Manager of the Commercial Credit Department of Clarkston State Bank.

Section 9.01      Financial Statements and Exhibits

      (d)       Exhibit

                  99.1       Press Release Dated September 13, 2006.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 14, 2006	CLARKSTON FINANCIAL CORPORATION (Registrant) By: /s/ James W. Distelrath —————————————— James W. Distelrath Chief Financial Officer